SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (date of earliest event reported) November 8, 2002

                            SENECA FOODS CORPORATION
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

      New York                               0-1989             16-0733425
  -------------                              ------             ----------
(State or Other Jurisdiction        (Commission File Number)   (IRS Employer
of Incorporation)                                            Identification No.)

                             3736 South Main Street
                             Marion, New York 14505
          (Address of Principal Executive Offices including zip codes)


                                (315) 926-8100
                         (Registrant's telephone number
                              including area code)


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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

Exhibit 99.1      Transmittal Letter
Exhibit 99.2      Certificate of Chief Executive Officer and Chief Financial
                    Officer



ITEM 9.  Regulation FD Disclosure

         Registrant filed as correspondence accompanying its Quarterly Report on Form 10-Q for its fiscal quarter ended September 28, 2002 filed with the Securities and Exchange Commission on November 8, 2002, the transmittal letter and certificates attached hereto as Exhibits 99.1 and 99.2.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 8, 2002

                                                     SENECA FOODS CORPORATION
                                                           (Registrant)


                                                     By: /s/Kraig H. Kayser
                                                         ------------------
                                                         Kraig H. Kayser
                                                         President and Chief
                                                         Executive Officer


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Exhibit Index

Exhibit No.                Description

99.1                       Transmittal Letter
99.2                       Certificate of Chief Executive Officer and Chief
                             Financial Officer